                           MFS AGGRESSIVE GROWTH FUND

                    Supplement to the July 1, 1996 Prospectus


EXPENSE SUMMARY

                                                 Class A     Class B   Class C
Shareholder Transaction Expenses
  Maximum Initial Sales Charge Imposed on
    Purchases of Fund Shares (as a percentage
    of offering price)..........................  4.75%       0.00%     0.00%
  Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase
    price or redemption proceeds, as
    applicable)................................See Below(1)   4.00%     1.00%

Annual Operating Expenses (as a percentage of average net assets):
  Management Fees..............................   0.75%       0.75%     0.75%
  Rule 12b-1 Fees (after any applicable fee
    reduction).................................   0.00%(2)    1.00%(3)  1.00%(3)
  Other Expenses(4) (5)........................   0.44%       0.51%     0.44%
                                                  -----       -----     -----
  Total Operating Expenses (after any
    applicable fee reduction)..................   1.19%(6)    2.26%     2.19%

-----------------------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" in the Fund's Prospectus).

(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans" in the Prospectus). Distribution and service fees under the Class A Distribution Plan are currently being waived and may be imposed at the discretion of MFS Fund Distributors, Inc., the Fund's distributor. When imposed, distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(3) The Fund has adopted separate Distribution Plans for Class B shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and Class C shares under the Class C Distribution Plan (see "Distribution Plans" in the Prospectus). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) "Other Expenses" are based on estimates of payments to be made for the Fund's current fiscal year.

(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) Absent any applicable fee reductions, "Total Operating Expenses," expressed as a percentage of the Fund's average daily net assets with respect to Class A shares, would be 1.69%.

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated:

     Period                      Class A         Class B             Class C
                                                       (1)                  (1)
     1 year.............           $59       $ 63      $23        $32       $22
     3 years............           $83       $101      $71        $69       $69

-----------------------------
(1) Assumes no redemption.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases - "Purchases"; (ii) varying CDSCs - "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (I.E., distribution plan) fees - "Distribution Plans."

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.


                                        * * *


The last sentence on page 18 of the Prospectus is revised to state in its entirety: "The Adviser is currently waiving its right to receive management fees from each Fund except the Aggressive Growth Fund."


                      The Date of this  Supplement is October 1, 1996.